Investor Update June 8, 2026 NASDAQ: PDYN Exhibit 99.2

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Palladyne AI Snapshot As of June 8, 2026

Building the Foundation for Autonomous Defense

COMPANY OVERVIEW

Who We Are

U.S. aerospace, defense, and industrial technology company

What We Do

Design, build, and deliver advanced autonomy software, fully autonomous UAVs and loitering munitions (LM), and components

How We Do It

Patented Decentralized Embodied Collaborative Autonomy (DECA) — the intelligence layer delivered through purpose-built engineering + certified U.S. manufacturing

NATIONWIDE PRESENCE

Salt Lake City, UT -- Headquarters

Headcount

~200



Saginaw, MI
Oxford, MI
Salt Lake City, UT
Kansas City, KS
Tucson, AZ

1983 — SARCOS — Sarcos Spins Out of the University of Utah (1983)

2007 — Raytheon — Raytheon Buys Sarcos (2007)

2015 — SARCOS — Purchase from Raytheon (2015)

2021 — Nasdaq — Sarcos Robotics Begins Trading Publicly (2021)

2024 — PALLADYNE AI — Sarcos becomes Palladyne AI (2024)

2025 — Joins Russell 2000 and Russell 3000 (6/2025)

GUIDETECH, MKR FABRICATORS, WARNKE — Palladyne AI acquires GuideTech, MKR, and Warnke (11/2025)

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SwarmOS™

COLLABORATIVE SWARMING AUTONOMY SOFTWARE

The Collaborative Swarming Autonomy Layer the DoW is Looking For

CAPABILITIES

Enhanced Operational Effectiveness

Drone & Swarm Autonomy. Sustains track on targets with autonomous collaboration. Resilience in comms denied and GPS degraded comms environments.

Self-Orchestration

Each UAV perceives, decides, and acts autonomously, yet collaboratively — assigning roles by mission intent.

Enhanced Situational Awareness

Multi-sensor fusion across EO, IR, RF, LiDAR, and radar for real-time understanding in degraded conditions.

Autonomous Multi-Platform Collaboration

Coordinates diverse UAV platforms into a unified fleet; optimizes coverage via shared mission information. Reduces operator burden.

CAPABILITY OVERVIEW



PROGRAMS & EXERCISES

AFRL

Relentless Wolfpack Industry Day

One of 14 selected; Tier 1 prime team for networked collaborative autonomous weapon salvos.

DOW JOINT EXERCISE

Northern Strike 26-2

Demonstration of SwarmOS on four UAV platforms — validates cross-platform collaborative swarm autonomy in real time.

+5 OTHERS

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Palladyne Aerospace & Defense

COLLABORATIVE AUTONOMY SOFTWARE

Design + AI + Manufacturing — vertically integrated under one roof

Embodied AI
Patented Decentralized Embodied Collaborative Autonomy (DECA) — the intelligence layer

Sovereign Manufacturing
Warnke + MKR

DoW Priority Alignment
- Collaborative autonomy
- Low-cost attributable munitions
- Domestic sovereign manufacturing and supply chains





AEROSPACE ENGINEERING

Prime contractor DNA — concepts to flight prototype in <6 months

BRAIN Avionics
~1/10th weight & cost of legacy; onboard AI inference

In Development
Gremlin-X (mini-bomber), SwarmStrike, ALRRM

Cost Edge
- Gremlin-X targets <$1K/effect: Swarmstrike < $150k/unit
- < 6-month concept to flight prototype





U.S. MANUFACTURING

Certified precision manufacturers with existing revenue and growing backlog

Certifications
AS9100 & ISO 9001:2015; machining & assembly

Active Programs
F-16, F-22, F-35, C-130, Tomahawk, Harpoon, JDAM, Bradley, M1A1 Abrams

Scale-Up
Significant capacity available





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Combined the Best of New Defense Tech and Legacy Primes Palladyne Aerospace & Defense Synthesizes the Strengths of Both Models Palladyne Aerospace and Defense was built specifically for this moment. NEO-PRIMES LEGACY PRIMES Software-first architecture Fast iteration cycles Agile & responsive Significant IR&D Decades of technology evolution Deep domain expertise Extensive IP portfolio Scale & credibility Battle proven & time-tested weapons systems Long-term patient shareholder base Risk Tolerant

PALLADYNE AI × IAI Exclusive U.S. Strategic Partnership for Loitering Munitions World class battle-tested loitering munition systems are coming to America.

Israel Aerospace Industries: A Global Defense Powerhouse Israel’s Largest Defense Company. Top 30 Defense Company Globally. Who is IAI? Government-owned Israeli defense company founded under the initiative of Shimon Peres in 1953 Israel's largest tech employer & largest engineering workforce Trusted partner to defense establishments worldwide Record sales, profits, and backlog in 2025 $30B+ Backlog* $7.4B 2025 Revenue* 70+ Years of Continuous Innovation
& Operational Deployment* 50+ Countries Served* PORTFOLIO Defense Domains Air Land Sea *Based on publicly available information Space Cyber/ Intelligence

Battle-Proven Loitering Munitions

Exclusive U.S. Partnership with Israel Aerospace Industries (IAI) · Palladyne AI will Americanize, Manufacture, and Market to U.S. Government

DEAL STRUCTURE

Exclusive U.S. Rights

Manufacture, integrate, and market IAI's loitering munitions to the U.S. Government

Palladyne AI Role

Adapt systems to U.S. requirements; manufacture domestically; contracts with U.S. Government

IAI Role

Engineering support and potential supply of key components and subsystems

Expansion Potential

Potential to expand to additional systems and technologies

COMBAT-PROVEN HERITAGE

Israel Aerospace Industries (IAI) established the loitering-munition category 40+ years ago — combat-proven across diverse campaigns.

THREE SEAD/DEAD PLATFORMS

Purpose-built to suppress and destroy intermittent air-defense radar



Mini HARPY

Tactical SEAD/DEAD · dual-seeker

Range	~100 km
Endurance	1–2 hr
Warhead	7–8 kg
Guidance	EO/IR + AR

BEST POSITIONED FOR

- Tactical distributed SEAD
- Brigade · MDTF · Marine ops
- Organic anti-IADS capability



HARPY

Persistent anti-IADS SEAD/DEAD

Range	200–1,000 km
Endurance	6–9 hr
Warhead	16–32 kg
Guidance	Passive AR

BEST POSITIONED FOR

- Operational / theater SEAD
- Persistent anti-IADS suppression
- Intermittent emitter hunting



HAROP

Long-range SEAD/DEAD · ISR-strike

Range	200–1,000 km
Endurance	6–9 hr
Warhead	16–23 kg
Guidance	EO/IR + MITL

BEST POSITIONED FOR

- Persistent ISR-strike operations
- Contested distributed warfare
- Autonomous collaborative strike

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How the Partnership Will Work From Partnership to Programs of Record Potential Components, Subsystems, and Engineering Support Market Rate Royalty AMERICANIZATION + SYSTEMS INTEGRATION CERTIFIED U.S. DOMESTIC PRODUCTION & ASSEMBLY U.S. GOVERNMENT GO-TO-MARKET SwarmOS™ INTEGRATION Today Partnership announced DoW awareness and demand development begins Next Steps Respond to U.S. Government solicitations Americanization Stand up domestic manufacturing Testing and certification Success Win contracts Systems certified First deliveries Up to 10-year exclusivity dependent on key milestones; structured to continue as the partnership delivers results for both sides.

Palladyne AI Manufacturing

U.S. Production for Priority Defense Programs

VERTICALLY INTEGRATED

OXFORD, MI · SAGINAW, MI

WARNKE PRECISION MACHINING — A PALLADYNE AI Company

PRECISION CNC MACHINING

Tight-tolerance components & sub-assemblies

- CNC Milling — 3, 4, 5 Axis
- CNC Boring Mills — 3, 4 Axis
- CNC Turning & OD Grinding
- CMM, Laser Engraving, Sub-assembly

MKR FABRICATORS — A PALLADYNE AI Company

HEAVY FABRICATION

Structural welding & large-format cutting

- Welding & Fabrication
- Plasma Arc Cutting to 10'×20'×4"
- Plate Rolling (up to 2"), Bending
- Up to 25 tons lifting capacity

CERTIFICATIONS

- AS9100
- ISO 9001:2015

PROGRAMS SUPPORTED

- F-35
- F-16
- F-22
- C-130
- Tomahawk
- Harpoon
- JDAM
- Bradley
- M1A1 Abrams

KEY CUSTOMERS

Lockheed Martin · Kratos · Boeing · TDI (Technical Directions Inc., a Kratos company) · Stark Aerospace

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Palladyne Aerospace & Defense: Momentum Accelerating

Key Milestones Since April 1, 2026

- **Invited** to 5 DoW joint exercises
- **Multiple new** drone OEM SwarmOS™ partnerships in progress
- **Successful integration** and flight of multiple drone OEM platforms using SwarmOS
- **Completed** 3-week DoW exercise running SwarmOS simultaneously on multiple drones, demonstrating collaborative autonomy across heterogeneous platforms: one operator
- **First Flight** of IntelliSwarm™: Palladyne AI's SwarmOS Autonomous Swarming Software Integrated into its BRAIN X2 Flight Computer
- **Significant Brain order** for provider of unmanned and counter-unmanned systems

Team

Two retired flag officers added to the Defense Advisory Board:

- Retired Lieutenant General Sean Bernabe
- Retired Brigadier General Gwyn Armfield



Sean Bernabe
Lieutenant General (Ret.)



Gwyn Armfield
Brigadier General (Ret.)

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Why Now? The World Has Changed.

Tailwinds from Multiple Structural Shifts Driving Demand

THE NEW RULES OF READINESS	PALLADYNE AI DELIVERS
DoW Cost-per-Effect Mandate Priorities shifting from “the biggest” to “the smartest, cheapest, fastest.”	Palladyne™ IQ 2.0; SwarmOS™; Gremlin-X™; SwarmStrike™; BRAIN; IAI Partnership; IntelliSwarm™
Reshoring and Sovereignty Executive mandate for domestic defense production and expanded military budget.	Palladyne Manufacturing; IAI Partnership; SwarmOS; Gremlin-X; SwarmStrike; IntelliSwarm; BRAIN
DECA in Mission Systems Autonomous systems moving from concept to operational deployment and solving real problems.	SwarmOS; IntelliSwarm
Battle Proven Loitering Munitions Best-in-class SEAD and DEAD capabilities that fill a gap in the US arsenal	IAI Partnership

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Thank You. INVESTOR CONTACT Brian Siegel, IRC, MBA Senior Managing Director, Investor Relations Hayden IR www.palladyneai.com brian@haydenir.com (346) 396-8696 linkedin.com/company/palladyneaicorp NASDAQ: PDYN